                                  SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

Hewitt Series Trust - SEC File Nos. 33-59221, 811-8885
(Name of Registrant as Specified In Its Charter)

 ............................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                           HEWITT MONEY MARKET FUND
                    HEWITT INSTITUTIONAL MONEY MARKET FUND
                         Series of Hewitt Series Trust
                               100 Half Day Road
                         Lincolnshire, Illinois 60069

                             November 1, 2001


Dear Shareholder:

  On behalf of the Board of Trustees of Hewitt Series Trust (the "Trust"), it is my pleasure to invite you to attend a Special Meeting of Shareholders (the "Meeting") of the Trust. The Meeting will be held at 11:00 a.m. (Central time) on November 14, 2001, at the offices of the Trust, 100 Half Day Road, Lincolnshire, Illinois 60069. The formal notice of the Meeting is included with these materials.

  The business to be conducted at the Meeting is described in the attached Notice of Special Meeting and Proxy Statement. Please read the Proxy Statement carefully in deciding how to vote your shares.

  Whether or not you are able to attend the Meeting, it is important that your views be represented. To be sure that happens, please sign and date the enclosed proxy card and return it in the envelope provided. In addition, if you plan to attend the Meeting, please check the appropriate box on the proxy card.

                                       Very truly yours,

                                       Hewitt Series Trust

                                       Stacy L. Schaus
                                       President

                           HEWITT MONEY MARKET FUND
                    HEWITT INSTITUTIONAL MONEY MARKET FUND
                         Series of Hewitt Series Trust
                               100 Half Day Road
                         Lincolnshire, Illinois 60069

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held on November 14, 2001

To Our Shareholders:

  A special meeting of shareholders (the "Meeting") of Hewitt Series Trust (the "Trust") will be held on November 14, 2001, at 11:00 a.m. (Central time) at the offices of the Trust, 100 Half Day Road, Lincolnshire, Illinois 60069.

  The Trust, a Delaware business trust, currently consists of two series:
Hewitt Money Market Fund and Hewitt Institutional Money Market Fund (collectively, the "Funds"). Each of the Funds pursues its investment objective by investing all of its investable assets in the Money Market Master Portfolio (the "Portfolio"). The Portfolio is a series of Master Investment Portfolio ("MIP"). As investors in the Portfolio, the Funds are entitled to vote on various matters relating to MIP and the Portfolio as to which investors in the Portfolio are entitled to vote. Each Fund, as an interestholder in the Portfolio, will vote its interest in the same proportion as the instructions received by that Fund from its shareholders who vote or submit instructions on the matter. Because investors in MIP are being asked to vote on various matters at an upcoming meeting of investors in MIP, the Trust has called the Meeting to obtain the instructions of shareholders of the Funds as to voting on those matters and to seek the approval by shareholders of certain changes in the investment policies of the Funds to conform them to the proposed revised policies of MIP. Your vote and the vote of your Fund's other shareholders will determine how the Trust will vote with respect to MIP.

  The Meeting is called for the following purposes:

  (1) To obtain instructions as to voting with respect to the election of the Trustees of MIP, each of whom will, if elected, serve until his or her successor is elected and qualified;

  (2) To obtain instructions as to voting with respect to a proposal to change the Portfolio's investment objective from a fundamental policy to a non-fundamental policy;

  (3) To obtain instructions as to voting with respect to a proposal to amend certain of the Portfolio's fundamental investment policies, and to change certain other fundamental investment policies of the Portfolio to non-fundamental investment policies, and to approve similar changes in the Funds' policies; and

  (4) To transact such other business as may properly come before the Meeting.

  These items are discussed in greater detail in the accompanying Proxy
Statement.

  You may vote at the Meeting if you are the record owner of shares of either of the Funds as of the close of business on October 5, 2001. If you attend the Meeting, you may vote your shares in person. Shareholders who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope. Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted in favor of each proposal.

  The Trust will furnish, without charge, a copy of the Funds' most recent annual report and semi-annual report to shareholders upon request. Please call 1-800-890-3200 (for the Money Market Fund) or 1-800-332-2111, x23144 (for the
Institutional Money Market Fund) to request a copy of such annual and semi-annual reports.

  If you have any questions, please call Hewitt Financial Services LLC at 1-800-332-2111, x23144.

                                          By Order of the Board of Trustees,

                                          Peter E. Ross
                                          Secretary

                           HEWITT MONEY MARKET FUND
                    HEWITT INSTITUTIONAL MONEY MARKET FUND
                         Series of Hewitt Series Trust
                               100 Half Day Road
                         Lincolnshire, Illinois 60069
                           Telephone: 1-800-332-2111

                        SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held on November 14, 2001

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

  This Proxy Statement is being furnished to shareholders of Hewitt Money Market Fund (the "Money Market Fund") and Hewitt Institutional Money Market Fund (the "Institutional Fund", and together with the Money Market Fund, the "Funds", and each individually, a "Fund"), series of Hewitt Series Trust (the "Trust"), by the Board of Trustees of the Trust (the "Board"). The Board is requesting your proxy for use at a special meeting of Shareholders of the Funds (the "Meeting") to be held at the principal offices of the Trust, 100 Half Day Road, Lincolnshire, Illinois 60069, on November 14, 2001, beginning at 11:00 a.m. (Central time). Your proxy may also be voted at any adjournment of the Meeting.


  In addition to soliciting proxies by mail, officers of the Trust, and officers and employees of the Money Market Fund's distributor, Hewitt Financial Services, LLC, CSFBdirect, the Money Market Fund's shareholder servicing agent, and the Institutional Fund's administrator, Hewitt Associates LLC, may solicit proxies by telephone, telegraph or in person, without special compensation. A solicitor may be retained to assist in the solicitation of proxies if deemed necessary by the Board. The costs of solicitation, including the fees and expenses of any solicitor retained by the Trust, and the expenses of preparing this Proxy Statement and its enclosures are being paid by the Trust.


  Each Fund pursues its investment objective by investing all of its investable assets in the Money Market Master Portfolio (the "Portfolio"). The Portfolio is a series of Master Investment Portfolio ("MIP"). The Board of Trustees of MIP is planning to present certain proposals to its interestholders for approval. Those proposals are summarized below. As investors in the Portfolio, the Funds are entitled to vote on various matters relating to MIP and the Portfolio as to which investors in the Portfolio are entitled to vote. Each Fund, as an interestholder in the Portfolio, will vote its interest in the same proportion as the instructions received by that Fund from its shareholders who vote or submit instructions on the matter. Your vote and the vote of the Fund's other shareholders will determine how your Fund will vote with respect to MIP. The Trust is also seeking the approval by shareholders of the Funds of certain changes in the investment policies of the Funds to conform them to the proposed revised policies of MIP.

  If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your shares will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies will be voted: (a) FOR the election of the nominees to serve as Trustees of MIP; (b) FOR the proposal to change the Portfolio's investment objective from a fundamental policy to a non-fundamental policy; and (c) FOR each of the proposals to amend certain of the Portfolio's and the Fund's fundamental investment policies and to change certain other fundamental investment policies of the Portfolio and the Fund to non-fundamental investment policies. You have the right to revoke your proxy at any time prior to its exercise either by attending the Meeting and voting in person or by sending a letter of revocation or a later dated proxy to the Trust at the above address prior to the date of the Meeting.

  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any proposal to change a fundamental investment policy of the Funds are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and entitled to vote on the matters as to which adjournment is being sought. Under the By-Laws of the Trust, a quorum with respect to a Fund is the presence in person or by proxy of the holders of 40% or more of all shares outstanding of that Fund on the record date.

  The close of business on October 5, 2001, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment.

  Each share (and fractional share) is entitled to one vote (or fraction thereof). On the record date there were 63,497,586.151 shares of the Trust outstanding, representing 1,064,337.441 shares of the Money Market Fund and 62,433,248.710 shares of the Institutional Fund. The Funds are presently the sole portfolios of the Trust with shares outstanding.


  This Proxy Statement is first being mailed to shareholders on or about November 1, 2001.


  The Funds' most recent annual report and semi-annual report to shareholders are available upon request, without charge, by calling 1-800-890-3200 (for the Money Market Fund) or 1-800-332-2111, x23144 (for the Institutional Fund).

  Information regarding shareholders owning of record or known by the Trust to own beneficially 5% or more of the outstanding shares of the Trust or either Fund as of the record date is contained in Exhibit A.

                               Table of Contents

                                                                           Page
                                                                           ----
I.Introductory Questions and Answers......................................   4

II.General Voting Information.............................................   4

III.Proposals for Shareholder Approval....................................   6

  Proposal 1--Electing Trustees Of MIP....................................   7

  Proposal 2--Changing The Portfolio's Investment Objective From A Funda-
               mental Policy To A Non-Fundamental Policy..................  11

  Proposal 3--Amending Certain Fundamental Investment Policies Of The
               Portfolio And The Fund And Changing Certain Other Policies
               Of The Portfolio And The Fund To Non-Fundamental Investment
               Policies...................................................  12

IV.General Information....................................................  18

I.Introductory Questions and Answers.

Why am I being asked to vote?

  Mutual funds are required to obtain shareholder approval of certain matters, including those proposed to be acted upon at the Meeting and described in this Proxy Statement. Because each Fund pursues its investment objective by investing in the Portfolio, which is a series of MIP, each Fund seeks the instructions of its shareholders in determining how it votes on matters proposed by MIP and as to which the Funds are entitled to vote. Each Fund, as an interestholder in the Portfolio, will vote its interest in the same proportion as the instructions received by that Fund from its shareholders who vote or submit instructions on the matter.

What issues am I being asked to vote on?

  As a shareholder of a Fund, you are being asked:

  (1) to provide instructions to the Trust as to voting on the election of Trustees of MIP;

  (2) to provide instructions to the Trust as to voting on a proposal to change the Portfolio's investment objective from a fundamental policy to a non-fundamental policy; and

  (3) to provide instructions to the Trust as to voting on a proposal to amend certain of the Portfolio's fundamental investment policies and to change certain other of the Portfolio's fundamental investment policies to non-fundamental investment policies, and to approve similar changes in the Funds' policies.

How does the Board recommend that I vote?

  The Board recommends that you vote "FOR" each of the proposals on the proxy card.

How can I vote?

  Whether or not you attend the Meeting, you may vote by proxy. However, if you attend the Meeting you may vote your shares in person.

II.General Voting Information.

Voting of Proxies.

  If a proxy card is properly signed by a shareholder and is not revoked, the shares represented by that proxy will be voted at the Meeting in the manner specified on the proxy. If you sign the proxy card but do not make any specific choices, your proxy will be voted as recommended by the Board as follows:

  . "FOR" the election of each of Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, Leo Soong, Mary G. F. Bitterman, Richard K. Lyons and Lee T. Kranefuss as Trustees of MIP.

  . "FOR" the change of the investment objective of the Portfolio from a fundamental policy to a non-fundamental policy.

  . "FOR" each of the proposed changes to the Portfolio's fundamental investment policies and the change of certain other investment policies of the Portfolio to non-fundamental investment policies, and "FOR" the approval of similar changes in the Funds' policies.

Revocation of Proxies and Abstentions.

  A shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Trust a written notice of revocation; (ii) submitting to the Trust a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Trust of revocation by a toll-free telephone call. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Meeting. Abstentions and broker non-votes will have the same effect as an instruction to the Trust to vote its interest in MIP against Proposals 2 and 3, and will not affect the result of voting by investors in MIP on Proposal 1. In addition, abstentions and broker non-votes will have the effect of a vote against Proposal 3 insofar as that proposal seeks the approval by shareholders of changes in the Funds' investment policies to conform them to proposed changes to the Portfolio's investment policies.

Quorum Requirements.

  A quorum of shareholders is necessary to hold a valid meeting with respect to each Fund. If shareholders entitled to vote 40% of all shares of a Fund outstanding on the record date are present in person or by proxy, a quorum will exist with respect to that Fund.

Vote Necessary to Approve a Proposal.

  To the extent Proposals 1, 2 and 3 are seeking your instructions to determine how a Fund will vote as an interestholder in MIP on proposals by MIP, there are no requirements as to number of votes by shareholders of a Fund necessary for adoption of such proposals.

  However, to the extent Proposal 3 involves proposed changes to a Fund's policies, approval of each matter included in Proposal 3, so as to effect a change in a policy of such Fund, requires the affirmative vote of the holders of a majority of the outstanding shares of such Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines this to mean the lesser of (a) the vote of the holders of 67% or more of the shares of the Fund present in person or by proxy, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding shares of the Fund.

Adjournments.

  In the absence of a quorum, the shareholders present in person or by proxy, by majority vote and without notice, may adjourn the Meeting from time to time until a quorum is present. Adjournments may also be sought if a quorum is present, but sufficient votes to approve any proposal have not been obtained. If any adjournment is proposed, the duly appointed proxies will vote all shares of a Fund which they are entitled to vote FOR all of the matters included in Proposal 3 in favor of adjournment, and will vote all other shares of the Fund against adjournment. At any such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

Special Master/Feeder Voting Considerations.

  Each Fund operates as a feeder fund in a master-feeder fund arrangement and pursues its investment objective by investing all of its investable assets in the Portfolio, which is a series of MIP. The Trust has been advised by the Board of Trustees of MIP that, to the extent a proposal is approved by the interestholders of a Portfolio but not approved by the shareholders of either Fund, the Board of Trustees of MIP will consider what action to take, including possibly not implementing the proposal. Your Fund, as an interestholder in the Portfolio, will vote its interest in the same proportion as the instructions received by it from its shareholders who vote or submit instructions on the matter.


III.Proposals for Shareholder Vote.

                                  BACKGROUND

Master-Feeder Structure.

  The Money Market Fund and the Institutional Fund are series of the Trust, a diversified, open-end management investment company. Each Fund operates as a feeder fund in a master-feeder fund arrangement and pursues its investment objective by investing all of its investable assets in the Money Market Master Portfolio (the "Portfolio"). The Portfolio is a series of Master Investment Portfolio ("MIP"), which is an investment company. The Portfolio has the same investment objective and substantially the same investment policies as each Fund.

  The Board of Trustees of MIP is planning to present certain proposals to interestholders for approval. As investors in the Portfolio, the Funds will be entitled to vote on these matters. Under the 1940 Act, each Fund's voting rights with respect to the Fund's interest in the Portfolio must be passed through to the Fund's shareholders or must be exercised proportionately in the same manner as interests are voted by other investors in the Portfolio. For this reason, the Board is soliciting proxies to obtain your instructions as to how your Fund should vote on the various matters as to which interestholders in the Portfolio will be voting. Your Fund, as an interestholder in the Portfolio, will vote its interest in the same proportion as the instructions received by it from its shareholders who vote or submit instructions on the matter.

  Because investors other than the Funds are interestholders in the Portfolio and other series of MIP, the outcome of voting on matters by interestholders in MIP and the Portfolio will not be determined solely by how each Fund votes on such matters and may be determined by the vote of other interestholders. The Board has determined, however, that each Fund's policy of pursuing its investment objective by investing all of its investable assets in the Portfolio will continue to be appropriate regardless of whether or not the matters on which interestholders in the Portfolio are voting are approved. Thus, the failure of MIP to obtain approval of any matter will not, in and of itself, cause either fund to withdraw its investment in the Portfolio.


  The Board is also soliciting proxies to obtain the approval of each Fund's shareholders of proposals to change the investment policies of each Fund to conform to those of the Portfolio, as proposed to be modified. If these proposed changes in the Fund's policies are approved, they will become effective only if the corresponding changes in the investment policies of the Portfolio are approved by interestholders in the Portfolio and implemented.

                     PROPOSAL 1--ELECTING TRUSTEES OF MIP

Nominees for Trustee.

  The Board of Trustees of MIP (the "MIP Board") has approved the nomination of Mary G. F. Bitterman, Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong, to each serve as a Trustee on the MIP Board. Messrs. Euphrat, Feltus, Hughes and Soong currently serve as Trustees of MIP and as Directors of Barclays Global Investors Funds, Inc. ("BGIF"), a separate open-end management investment company consisting of ten series (each a separate investment fund) which pursue their respective investment objectives by investing in various series of MIP, including the Portfolio. Messrs. Euphrat, Feltus and Hughes have been Trustees of MIP since its inception in 1993 and Mr. Soong was appointed as a Trustee of MIP by the MIP Board on February 9, 2000. Ms. Bitterman, Mr. Kranefuss and Mr. Lyons are being proposed for election as new MIP Trustees to fill existing vacancies, and are not presently serving as Trustees of MIP. The nominees have each consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such replacement nominee as may be proposed by the MIP Board.

  Mr. Lyons is currently serving as a Trustee of iShares Trust, which is another investment company advised by Barclays Global Fund Advisers ("BGFA"). Mr. Kranefuss is the Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A., which is a co-administrator for MIP. Ms. Bitterman is President and Chief Executive Officer of KQED, Inc. The election of Ms. Bitterman and Messrs. Kranefuss and Lyons would expand the size of the MIP Board from four to seven members. No Trustee or nominee has been a party adverse to MIP or any of its affiliates in any material pending legal proceeding, nor has any Trustee or nominee had an interest materially adverse to MIP.

                       Nominees Standing For Reelection

                                                          Principal Occupation
          Name, Address and Age            Position(s)   During Past Five Years
          ---------------------            ------------ ------------------------
JACK S. EUPHRAT, 79....................... Trustee      Private Investor.
  415 Walsh Road
  Atherton, CA 94027

W. RODNEY HUGHES, 74...................... Trustee      Private Investor.
  31 Dellwood Court
  San Rafael, CA 94901

LEO SOONG, 55............................. Trustee      Managing Director of
  Crystal Geyser Water Co.                              Crystal Geyser Roxane
  55 Francisco Street,                                  Water Co.; Board Chair
  Suite 410                                             and Director of KQED,
  San Francisco, CA 94133                               Inc. (until 1998); Co-
                                                        Founder of Crystal
                                                        Geyser Water Co.;
                                                        President and Director
                                                        of Crystal Geyser Water
                                                        Co. (until 1999).

R. GREG FELTUS*, 50....................... Trustee,     Executive Vice President
  Stephens Inc.                            Chairman and of Stephens Inc.;
  111 Center Street, Suite 300             President    President of Stephens
  Little Rock, AR 72201                                 Insurance Services,
                                                        Inc.; President of
                                                        Investors Brokerage
                                                        Insurance Inc.; and
                                                        Manager of Private
                                                        Client Group.

-----------
* An "interested person" of MIP as defined in the 1940 Act.

                  Nominees Not Presently Serving as Trustees

                                                         Principal Occupation
         Name, Address and Age             Position     During Past Five Years
         ---------------------           ------------- ------------------------
MARY G. F. BITTERMAN, 57................ Trustee       President and Chief
  KQED, Inc.                                           Executive Officer of
  2601 Mariposa Street                                 KQED, Inc.; Director of
  San Francisco, CA 94110                              Pacific Century
                                                       Financial
                                                       Corporation/Bank of
                                                       Hawaii.

RICHARD K. LYONS, 40.................... Trustee       Professor, University of
  350 Barrows Hall                                     California, Berkeley:
  Haas School of Business                              Haas School of Business;
  Berkeley, CA 94720                                   Member, Council on
                                                       Foreign Relations;
                                                       Director of Matthews
                                                       International Funds;
                                                       Director of iShares
                                                       Trust.

LEE T. KRANEFUSS*, 39................... Trustee       Chief Executive Officer
  45 Fremont Street                                    of the Individual
  San Francisco, CA 94105                              Investor Business of
                                                       Barclays Global
                                                       Investors, N.A.; The
                                                       Boston Consulting Group
                                                       (until 1997).

-----------
* An "interested person" of MIP as defined in the 1940 Act.

Board Meetings and Committees.

  The standing committees of the MIP Board are the Audit Committee and the Nominating Committee.

  The current members of the Audit Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The Audit Committee's primary responsibilities are:

  . to oversee MIP's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

  . to review the results of the annual audits of the financial statements of each series of MIP;

  . to interact with the independent auditors of each series of MIP on behalf of the full MIP Board.

  The current members of the Nominating Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The Nominating Committee is responsible for considering and recommending to the MIP Board a slate of persons to be nominated for election as MIP Trustees by the interestholders of the series of MIP (such as each Fund) and a person to be elected to fill any vacancy occurring for any reason on the MIP Board.

  The Nominating Committee will consider nominees recommended by an interestholder in a series of MIP (such as a Fund) to serve as MIP Trustee, provided (i) that such person was an interestholder of record at the time they submit such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the MIP Board, as applicable, shall make the final determination of persons to be nominated.

  The most recent fiscal year for the Portfolio ended on December 31, 2000. During such fiscal year, the MIP Board held four regular Board meetings. In addition, the Audit Committee held three meetings and the Nominating Committee held one meeting.

  All of the current MIP Trustees and committee members then serving attended at least 75% of the meetings of the MIP Board or applicable committee held during the fiscal year ended December 31, 2000. Currently, 75% of the MIP Board members are disinterested. If the additional MIP Board nominees are elected by interestholders of the series of MIP (such as each Fund), that percentage will decrease to approximately 70%.

Trustee Compensation.

  The Trustees of MIP are entitled to receive an annual retainer of $20,000 to be (i) allocated between MIP and BGIF, (ii) payable quarterly, and (iii) calculated on a pro-rata basis if a Trustee only serves for a portion of a year. In addition, BGIF and MIP pay each Trustee a combined fee of $1,000 for attendance at each meeting of the Boards of BGIF and MIP, and a combined fee of $250 for attendance at each meeting of a committee of the Boards. Furthermore, each Trustee is entitled to be reimbursed for all reasonable travel expenses incurred by him or her in connection with such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from MIP, BGIF or any other investment company advised by BGFA (the "Fund Complex").

                              COMPENSATION TABLE

  The following table sets forth the compensation received by the Trustees of MIP for their services to MIP and the Fund Complex during the most recent calendar year ended December 31, 2000.

                                                  Aggregate   Total Compensation
                                                 Compensation      from the
               Name and Position                   from MIP      Fund Complex
               -----------------                 ------------ ------------------
Jack S. Euphrat Trustee.........................   $12,500         $25,000
R. Greg Feltus Trustee..........................   $     0         $     0
W. Rodney Hughes Trustee........................   $12,500         $25,000
Leo Soong* Trustee..............................   $10,678         $21,357
Richard K. Lyons** Nominee for Trustee..........   $     0         $41,000

-----------
 *  Appointed to the Boards of MIP and BGIF on February 9, 2000.
** Serves as Trustee for iShares Trust, a separate investment company advised by BGFA.

  A vote by you "FOR" the election of the MIP Trustees(s) discussed above, will be treated as an instruction to your Fund to vote its interest in the Portfolio "FOR" the same person(s) as Trustee(s) of MIP.

                       THE BOARD OF TRUSTEES RECOMMENDS
                           A VOTE "FOR" ALL NOMINEES

 PROPOSAL 2--CHANGING THE PORTFOLIO'S INVESTMENT OBJECTIVE FROM A FUNDAMENTAL
                      POLICY TO A NON-FUNDAMENTAL POLICY

  The investment objective of the Portfolio presently is a fundamental policy and requires shareholder approval prior to any change. The MIP Board recommends that interestholders in the Portfolio approve changing the Portfolio's investment objective from a fundamental policy to a non-fundamental policy. If MIP's interestholders approve this change, the MIP Board would have the flexibility to reword the investment objective in a way that more clearly explains the objective that the Portfolio is pursuing. The MIP Board's flexibility would also extend to changing the substance of the investment objective.

  The MIP Board expects that interestholders in the Portfolio will benefit from the proposed change because it will enable the MIP Board to revise the Portfolio's investment objective without incurring the time and costs associated with a shareholder vote. The MIP Board believes that this approach provides it with the necessary flexibility to respond to changes in the marketplace and is in keeping with the flexibility already afforded to many other funds throughout the mutual fund industry.

  Although the proposed change would enable the MIP Board to revise the Portfolio's investment objective in the future, without obtaining shareholder approval, MIP has agreed to provide the Trust with at least one hundred twenty
(120) days' advance notice of any change in the Portfolio's investment objective. Further, a Fund may withdraw its assets in the Portfolio at any time if the Board believes it to be in the best interest of a Fund's shareholders.

  A vote by you "FOR" this proposal will be treated as an instruction to your Fund to vote its interest in the Portfolio "FOR" changing the Portfolio's investment objective from a fundamental policy to a non-fundamental policy. Approval of Proposal 2 at the MIP Meeting requires the affirmative vote of a majority of the outstanding interests in the Portfolio. (See "General Voting Information" above.)

                       THE BOARD OF TRUSTEES RECOMMENDS
                            A VOTE "FOR" PROPOSAL 2

              PROPOSAL 3--AMENDING CERTAIN FUNDAMENTAL INVESTMENT
              POLICIES OF THE PORTFOLIO AND THE FUND AND CHANGING
             CERTAIN OTHER POLICIES OF THE PORTFOLIO AND THE FUND
                    TO NON-FUNDAMENTAL INVESTMENT POLICIES

  The 1940 Act requires investment companies (such as each Fund and the Portfolio) to have restrictions relating to certain investment practices that can be changed only with the approval of shareholders. An investment company may also elect to designate other investment policies as policies that may be changed only by shareholders. Both types of policies are often referred to as "fundamental policies." These policies and restrictions limit the permissible investments that may be made by an investment company and the investment practices in which an investment company may engage. In order to change a fundamental policy, an investment company must obtain the affirmative vote of the holders of a "majority of its outstanding voting securities." The 1940 Act defines this to mean the lesser of (a) the vote of the holders of 67% or more of the shares of the investment company present in person or by proxy, if the holders of more than 50% of the outstanding shares of the investment company are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding shares of the investment company.

  Since MIP's formation in 1993, some of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 and no longer apply. As a result, MIP and its various series, including the Portfolio, continue to be subject to fundamental policies that are no longer required to be fundamental. In addition, certain of the fundamental policies of the Portfolio are more complex or restrictive than is required by the 1940 Act.

  The MIP Board has reviewed the fundamental policies of the Portfolio and has authorized the submission to interestholders in the Portfolio for their approval, and recommends that such interestholders approve, the amendment of certain of the Portfolio's fundamental policies and the reclassification of other of the Portfolio's fundamental policies as "non-fundamental." A policy that is non-fundamental may be changed by the MIP Board without the approval of interestholders.

  The proposed amendments to the Portfolio's fundamental policies would:

  1. simplify, streamline, and create more flexibility under the fundamental policies that are required to be stated under the 1940 Act; and

  2. reclassify as "non-fundamental" policies those fundamental policies that are not required to be fundamental under the 1940 Act.

  By reducing the number of policies that can be changed only by shareholder vote, the MIP Board believes that it would be able to minimize the costs and delays associated with seeking the approval of interestholders to revise fundamental policies that become outdated or inappropriate. The MIP Board also believes that the ability of the investment adviser of the Portfolio to manage the Portfolio's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

  The proposed amendments to fundamental investment policies cover those areas for which the 1940 Act requires the Portfolio to have fundamental restrictions. The MIP Board believes that the proposed policies, as amended, satisfy current regulatory requirements, but unlike the present policies are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect the Portfolio's investment objective. Although the proposed changes in the fundamental policies will provide the Portfolio greater flexibility to respond to future investment opportunities, the MIP Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Portfolio or the manner in which the Portfolio is managed by its investment adviser.

  The Board supports the proposals of the MIP Board to amend the fundamental policies of the Portfolio. For this reason, and to continue to maintain uniformity of the Funds' policies with those of the Portfolio, the Board has approved corresponding changes to the fundamental policies of the Fund, which are now substantially the same as the fundamental policies of the Portfolio. Each proposal to amend a particular fundamental policy of a Fund will be voted on separately, and the approval of each such proposal by shareholders of a Fund will require the approval of a majority of the outstanding voting shares of that Fund as defined by the 1940 Act. (See "General Voting Information" above.) A similar vote by interestholders of MIP will be required to approve changes in MIP's fundamental policies. Each proposed change in the fundamental investment policies of the Funds will become effective as to a Fund only if it is approved by that Fund's shareholders and only if the corresponding policy change is approved by interestholders in the Portfolio and implemented.

Comparison of the Current and Proposed Policies.

  The table below provides a comparison of each Fund's current fundamental investment policies to the policies of each Fund and the Portfolio as proposed to be amended. It also sets forth the four fundamental policies of the Portfolio and the Funds that are proposed to be made non-fundamental. The Board does not anticipate that approving these changes will result in a material change in the way each Fund or the Portfolio operates at the present time.

Current Fundamental Investment
Policy of Each Fund             Proposed Investment Policy
------------------------------  --------------------------
Proposal 3(A): Industry Concentration

A Fund may not purchase the     A Fund may not purchase the
securities of issuers           securities of issuers
conducting their principal      conducting their principal
business activity in the same   business activity in the same
industry if, immediately after  industry if, immediately after
the purchase and as a result    the purchase and as a result
thereof, the value of the       thereof, the value of the
Fund's investments in that      Fund's investments in that
industry would be 25% or more   industry would equal or exceed
of the current value of the     25% of the current value of the
Fund's total assets, provided   Fund's total assets, provided
that there is no limitation     that this restriction does not
with respect to investments in  limit a Fund's: (i) investments
(i) obligations of the U.S.     in securities of other
Government, its agencies or     investment companies, (ii)
instrumentalities; (ii)         investments in securities
obligations of domestic banks;  issued or guaranteed by the
and provided further, that the  U.S. Government, its agencies
Fund may invest all its assets  or instrumentalities, or (iii)
in a diversified open-end       investments in repurchase
management investment company,  agreements collateralized by
or series thereof, having       U.S. Government securities, and
substantially the same          provided further that the Fund
investment objective, policies  reserves the right to
and restrictions as the Fund.   concentrate in the obligations
                                of domestic banks (as such term
                                is interpreted by the
                                Securities and Exchange
                                Commission or its staff).

Proposal 3(B): Diversification

A Fund may not purchase          A Fund may not purchase
securities of any issuer         securities of any issuer if, as
(except securities issued or     a result, with respect to 75%
guaranteed by the U.S.           of the Fund's total assets,
Government, its agencies and     more than 5% of the value of
instrumentalities) if, as a      its total assets would be
result, with respect to 75% of   invested in the securities of
its total assets, more than 5%   such issuer or the Fund's
of the value of the Fund's       ownership would be more than
total assets would be invested   10% of the outstanding voting
in the securities of any one     securities of such issuer,
issuer or, with respect to 100%  provided that this restriction
of its total assets the Fund's   does not limit a Fund's cash or
ownership would be more than     cash items, investments in
10% of the outstanding voting    securities issued or guaranteed
securities of such issuer,       by the U.S. Government, its
provided that a Fund may invest  agencies and instrumentalities,
all its assets in a              or investments in securities of
diversified, open-end            other investment companies.
management investment company,
or a series thereof, with
substantially the same
investment objective, policies
and restrictions as the Fund.

Proposal 3(C): Borrowing Money and
Proposal 3(D): Issuing Senior Securities

A Fund may not borrow money or   A Fund may not borrow money or
issue senior securities as       issue senior securities, except
defined in the 1940 Act, except  to the extent permitted under
that a Fund may borrow from      the 1940 Act, including the
banks up to 10% of the current   rules, regulations and any
value of its net assets for      orders obtained thereunder.
temporary purposes only in
order to meet redemptions, and
these borrowings may be secured
by the pledge of up to 10% of
the current value of its net
assets (but investments may not
be purchased while any such
outstanding borrowing in excess
of 5% of its net assets
exists).

Proposal 3(E): Lending

A Fund may not make loans,       A Fund may not make loans to
except that a Fund may purchase  other parties, except to the
or hold debt instruments or      extent permitted under the 1940
lend its portfolio securities    Act, including the rules,
in accordance with its           regulations and any orders
investment policies, and may     obtained thereunder. For the
enter into repurchase            purposes of this limitation,
agreements (but each Fund does   entering into repurchase
not intend to lend portfolio     agreements, lending securities
securities during the coming     and acquiring any debt
year).                           securities are not deemed to be
                                 the making of loans.

Proposal 3(F): Underwriting

A Fund may not underwrite        A Fund may not underwrite
securities of other issuers,     securities of other issuers,
except to the extent that the    except to the extent that the
purchase of permitted            purchase of permitted
investments directly from the    investments directly from the
issuer thereof or from an        issuer thereof or from an
underwriter for an issuer and    underwriter for an issuer and
the later disposition of such    the later disposition of such
securities in accordance with    securities in accordance with
the Fund's investment program    the Fund's investment program
may be deemed to be an           may be deemed to be an
underwriting; and provided       underwriting; and provided
further, that the purchase by a  further, that the purchase by a
Fund of securities issued by a   Fund of securities issued by an
diversified, open-end            open-end management investment
management investment company,   company, or a series thereof,
or a series thereof, with        with substantially the same
substantially the same           investment objective, policies
investment objective, policies   and restrictions as a Fund
and restrictions as the Fund     shall not constitute an
shall not constitute an          underwriting for purposes of
underwriting for this purpose.   this paragraph.

Proposal 3(G): Investments in Real Estate

A Fund may not purchase or sell  A Fund may not purchase or sell
real estate or real estate       real estate unless acquired as
limited partnerships (other      a result of ownership of
than securities secured by real  securities or other instruments
estate or interests therein or   (but this shall not prevent a
securities issued by companies   Fund from investing in
that invest in real estate or    securities or other instruments
interests therein).              backed by real estate or
                                 securities of companies engaged
                                 in the real estate business).

Proposal 3(H): Investments in Commodities and Commodity Contracts

A Fund may not purchase          A Fund may not purchase or sell
commodities or commodity         commodities, provided that (i)
contracts (including futures     currency will not be deemed to
contracts), except that a Fund   be a commodity for purposes of
may purchase securities of an    this restriction, (ii) this
issuer which invests or deals    restriction does not limit the
in commodities or commodity      purchase or sale of futures
contracts.                       contracts, forward contracts or
                                 options, and (iii) this
                                 restriction does not limit the
                                 purchase or sale of securities
                                 or other instruments backed by
                                 commodities or the purchase or
                                 sale of commodities acquired as
                                 a result of ownership of
                                 securities or other
                                 instruments.

Proposal 3(I): Convert Fundamental
Investment Policies of the Portfolio and the Funds to Non-Fundamental Investment
Policies

3(I)(i): A Fund may not write,   Convert to non-fundamental
purchase or sell puts, calls,    these investment policies of
straddles, spreads, warrants,    the Portfolio and the Funds.
options or any combination
thereof, except that a Fund may
purchase securities with put
rights in order to maintain
liquidity.

3(I)(ii): A Fund may not
purchase interests, leases, or
limited partnership interests
in oil, gas, or other mineral
exploration or development
programs.

3(I)(iii): A Fund may not make
investments for the purpose of
exercising control or
management; provided that a
Fund may invest all its assets
in a diversified, open-end
management investment company,
or a series thereof, having
substantially the same
investment objective, policies
and restrictions as a Fund.

3(I)(iv): A Fund may not
purchase securities on margin
(except for short-

term credits necessary for the
clearance of transactions and
except for margin payments in
connection with options,
futures, and options on
futures) or make short sales of
securities.

  A vote by you "FOR" these proposals will be treated as an instruction to vote your Fund's interest in the Portfolio "FOR" the corresponding changes to the investment policies of the Portfolio and will also be treated as a vote to approve the same changes with respect to the applicable investment policies of your Fund.

                       THE BOARD OF TRUSTEES RECOMMENDS
           A VOTE "FOR" EACH OF THE PROPOSALS COMPRISING PROPOSAL 3

IV. General Information.

Reliance on Information from MIP

  To the extent this Proxy Statement contains information regarding MIP, the Portfolio, the Trustees and nominees for Trustees of MIP and related matters, the Trust is relying on information provided by MIP. The Trust has not verified the accuracy of this information. However, it has no reason to believe such information is inaccurate or incomplete.

Control Persons

  As of the record date, State Street Bank & Trust Co. as Trustee, FBO Southern California Edison Stock Savings Plan and State Street Bank & Trust Co., as Trustee FBO Xerox Corp. Retirement Plans Master Trust owned more than 25% of the outstanding shares of Hewitt Institutional Money Market Fund, and are therefore deemed to control such Fund. Through exercise of its voting power with respect to shares of Hewitt Institutional Money Market Fund, State Street Bank & Trust Co. as Trustee, FBO Southern California Edison Stock Savings Plan and State Street Bank & Trust Co. as Trustee FBO Xerox Corp. Retirement Plans Master Trust may be able to determine how such Fund will vote at the MIP Meeting with respect to Proposal 1, Proposal 2 and Proposal 3, depending on the vote of other shareholders on those proposals, and may be able to determine the outcome on Proposal 3, depending on the vote of other shareholders, as it relates to Hewitt Institutional Money Market Fund.


Other Business at the Meeting.

  The Board of Trustees of the Trust (the "Board") does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. However, if any other matters come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with the best judgment of such persons, unless specific restrictions have been given.

Future Shareholder Proposals.

  Pursuant to rules adopted by the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended ("1934 Act"), Fund shareholders may request inclusion in the Board's proxy statement for shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders of a Fund. The submission of a proposal does not guarantee its inclusion in the Board's proxy statement and is subject to limitations under the 1934 Act. Because the Trust does not hold regular meetings of shareholders, no anticipated date for the next meeting can be provided.

Abstentions.

  If a proxy card is properly executed and returned unmarked or marked with an abstention, the shares represented by that proxy will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Unmarked proxy cards will be voted to approve the Proposals. Proposals 2 and 3 require a majority shareholder vote of a Fund to be approved by such Fund. Because such a vote requires the affirmative vote of the lesser of 67% of the shares present at the Meeting or more than 50% of the outstanding shares of the Fund, a proxy card that is marked with an abstention as to either of those matters may have the same effect as a vote against the proposal. A similar vote of interestholders in the Portfolio will be required for approval of the matters described in Proposals 2 and 3 at the MIP Meeting. Proxies marked with an abstention as to Proposal 2 or 3 will be deemed instructions to the Funds to abstain from voting their interests in the Portfolio on those matters and thus, may have the same effect as instructions to vote against those proposals. Trustees of MIP will be elected by a plurality of the votes cast by the interestholders of MIP voted in person or by proxy. Thus, if a quorum is present at the MIP Meeting, your failure to give us instructions will not affect the outcome of voting on the nominees for election as Trustees.

Results of Voting.

  Shareholders of each Fund will be informed of the voting results of the Meeting in the Trust's 2001 Annual Report, which will be sent to shareholders on or before March 1, 2002.

  SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                       By Order of the Board of Trustees

                                       _______________________________________
                                       Peter E. Ross
                                       Secretary

Dated: November 1, 2001

                                                                      EXHIBIT A

  The following persons were known by the Trust to own beneficially (with sale or shared voting or investment power) more than 5% of the shares of one or more of the Funds as of October 5, 2001:

                                                           Percentage of Total
                                                           Outstanding Shares
Name                                      Number of Shares     of the Fund
----                                      ---------------- -------------------

                    HEWITT INSTITUTIONAL MONEY MARKET FUND

State Street Bank & Trust Co as Trustee
  FBO Southern California Edison Stock
  Savings Plan                              260,203.1813           25%
State Street Bank & Trust Co as Trustee
  FBO Xerox Corp Retirement Plans Master
  Trust                                     749,782.2595           73%

                           HEWITT MONEY MARKET FUND
                                  a series of
                              HEWITT SERIES TRUST

                       PROXY SOLICITED ON BEHALF OF THE
                             BOARD OF TRUSTEES FOR
             SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 14, 2001

     The undersigned hereby appoints Stacy L. Schaus, Peter E. Ross and
Karen McNeela, jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Hewitt Money Market Fund (the "Fund"), a series of Hewitt Series Trust (the "Trust"), held of record by the undersigned on October 5, 2001 at the Special Meeting of Shareholders of the Trust to be held at the offices of the Trust, 100 Half Day Road, Lincolnshire, Illinois 60069 on November 14, 2001 at 11:00 a.m. (Central time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby. I acknowledge receipt of the Notice of Special Shareholders Meeting and the Proxy Statement dated November 1, 2001.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.


1.   Instruction as to Election of Trustees of Master Investment Portfolio.

     |X|  Mark "FOR ALL" if you wish to vote for all nominees.
     |X|  Mark "WITHHOLD ALL" if you wish to vote against all nominees.
     |X| Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided.

               FOR                  WITHHOLD               FOR ALL EXCEPT
               ALL                    ALL                 AS LISTED BELOW


     Nominees: Mary G. F. Bitterman, Jack S. Euphrat, R. Greg Feltus, W. Rodney
               Hughes, Leo Soong, Lee T. Kranefuss, Richard K. Lyons

     List Exceptions:
                         ---------------------------------------------

                         ---------------------------------------------

                         ---------------------------------------------

2. Instruction as to proposal to change the Money Market Master Portfolio's investment objective from a fundamental policy to a non-fundamental policy.

     Place an "X" in One Box.

                              FOR AGAINST ABSTAIN

3. Instructions as to proposals to amend certain of the fundamental investment policies of the Fund and the Money Market Master Portfolio and to change certain other fundamental investment policies of the Fund and the Money Market Master Portfolio to non-fundamental investment policies:

     Place an "X" in One Box.


     Proposal
     --------
        3(A)     Industry Concentration                     FOR                   AGAINST               ABSTAIN

        3(B)     Diversification                            FOR                   AGAINST               ABSTAIN

        3(C)     Borrowing Money                            FOR                   AGAINST               ABSTAIN

        3(D)     Issuing Senior Securities                  FOR                   AGAINST               ABSTAIN

        3(E)     Lending                                    FOR                   AGAINST               ABSTAIN

        3(F)     Underwriting                               FOR                   AGAINST               ABSTAIN

        3(G)     Investments in Real Estate                 FOR                   AGAINST               ABSTAIN

        3(H)     Investments in Commodities and Commodity   FOR                   AGAINST               ABSTAIN
                 Contracts

        3(I)     Convert Certain Fundamental Investment
                 Policies to Non-Fundamental Investment
                 Policies

                 (i)    Puts, Calls, Straddles, etc.        FOR                   AGAINST               ABSTAIN

                 (ii)   Oil, Gas and Mineral                FOR                   AGAINST               ABSTAIN
                         Interests

                 (iii)  Control or Management               FOR                   AGAINST               ABSTAIN

                 (iv)   Securities on Margin                FOR                   AGAINST               ABSTAIN

4. In their discretion on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

     If this proxy is properly executed and received by the Secretary prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as Trustees of Master Investment Portfolio and FOR Proposals 2 and 3.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

--------------------------
Name of Shareholder

--------------------------
Authorized Signature
Title:

--------------------------
Authorized Signature
Title:

Date:
     ---------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts:       Sign your name exactly as it appears in the
                                    registration on the proxy card.

2.       All Other Accounts:        The capacity of the individuals signing the
                                    proxy card should be indicated
                                    unless it is reflected in the form of
                                    registration.

For example:      for Corporate Accounts or Government Accounts

Registration                                          Valid Signature
------------                                          ---------------

(1)      ABC Corp                                     John Doe, Treasurer
(2)      ABC Corp c/o John Doe, Treasurer             John Doe
(3)      ABC Corp., Profit Sharing Plan               John Doe, Trustee

                    HEWITT INSTITUTIONAL MONEY MARKET FUND
                                  a series of
                              HEWITT SERIES TRUST

                       PROXY SOLICITED ON BEHALF OF THE
                             BOARD OF TRUSTEES FOR
             SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 14, 2001

     The undersigned hereby appoints Stacy L. Schaus, Peter E. Ross and
Karen McNeela, jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Hewitt Institutional Money Market Fund (the "Fund"), a series of Hewitt Series Trust (the "Trust"), held of record by the undersigned on October 5, 2001 at the Special Meeting of Shareholders of the Trust to be held at the offices of the Trust, 100 Half Day Road, Lincolnshire, Illinois 60069 on November 14, 2001 at 11:00 a.m. (Central time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby. I acknowledge receipt of the Notice of Special Shareholders Meeting and the Proxy Statement dated November 1, 2001.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.


1.   Instruction as to Election of Trustees of Master Investment Portfolio.


     |X|  Mark "FOR ALL" if you wish to vote for all nominees.
     |X|  Mark "WITHHOLD ALL" if you wish to vote against all nominees.
     |X| Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided.


                          FOR                                   WITHHOLD                           FOR ALL EXCEPT
                          ALL                                     ALL                             AS LISTED BELOW


          Nominees:       Mary G. F. Bitterman, Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, Leo Soong, Lee
                          T. Kranefuss, Richard K. Lyons

          List Exceptions:
                             ---------------------------------------------

                             ---------------------------------------------

                             ---------------------------------------------

2.       Instruction as to proposal to change the Money Market Master Portfolio's investment objective from a fundamental policy to a non-fundamental policy.

         Place an "X" in One Box.

                              FOR AGAINST ABSTAIN

3. Instructions as to proposals to amend certain of the fundamental investment policies of the Fund and the Money Market Master Portfolio and to change certain other fundamental investment policies of the Fund and the Money Market Master Portfolio to non-fundamental investment policies:

     Place an "X" in One Box.


        Proposal
        --------
        3(A)     Industry Concentration                     FOR                   AGAINST               ABSTAIN

        3(B)     Diversification                            FOR                   AGAINST               ABSTAIN

        3(C)     Borrowing Money                            FOR                   AGAINST               ABSTAIN

        3(D)     Issuing Senior Securities                  FOR                   AGAINST               ABSTAIN

        3(E)     Lending                                    FOR                   AGAINST               ABSTAIN

        3(F)     Underwriting                               FOR                   AGAINST               ABSTAIN

        3(G)     Investments in Real Estate                 FOR                   AGAINST               ABSTAIN

        3(H)     Investments in Commodities and Commodity   FOR                   AGAINST               ABSTAIN
                 Contracts

        3(I)     Convert Certain Fundamental Investment
                 Policies to Non-Fundamental Investment
                 Policies

                 (i)    Puts, Calls, Straddles, etc.        FOR                   AGAINST               ABSTAIN

                 (ii)   Oil, Gas and Mineral                FOR                   AGAINST               ABSTAIN
                         Interests

                 (iii)  Control or Management               FOR                   AGAINST               ABSTAIN

                 (iv)   Securities on Margin                FOR                   AGAINST               ABSTAIN

4. In their discretion on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

     If this proxy is properly executed and received by the Secretary prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as Trustees of Master Investment Portfolio and FOR Proposals 2 and 3.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

-------------------------
Name of Shareholder

--------------------------
Authorized Signature
Title:

--------------------------
Authorized Signature
Title:

Date:
--------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts:       Sign your name exactly as it appears in the
                                    registration on the proxy card.

2.       All Other Accounts:        The capacity of the individuals signing the
                                    proxy card should be indicated unless it is reflected in the form of registration.

For example:      for Corporate Accounts or Government Accounts

Registration                                               Valid Signature
------------                                               ---------------

(1)      ABC Corp                                          John Doe, Treasurer
(2)      ABC Corp c/o John Doe, Treasurer                  John Doe
(3)      ABC Corp., Profit Sharing Plan                    John Doe, Trustee